UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2025

VERIZON MASTER TRUST
(Exact name of Issuing Entity as specified in its charter) Commission File Numbers: 333-253034-01; 333-278415-01 Central Index Key: 0001844964

VERIZON ABS II LLC
(Exact name of Depositor/Registrant as specified in its charter) Central Index Key: 0001836995

Delaware	333-253034; 333-278415	23-2259884
(State or other jurisdiction of incorporation of Registrant)	(Commission File Numbers of Registrant)	(IRS Employer Identification No. of Registrant)

CELLCO PARTNERSHIP
(Exact name of Sponsor as specified in its charter) Central Index Key: 0001175215

One Verizon Way Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 1.01	Entry into a Material Definitive Agreement.

On July 31, 2025 (the “Closing Date”), the Indenture, dated as of June 24, 2025 (the “Series 2025-6 Indenture”), between Verizon Master Trust, as trust (the “Trust”) and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent, was amended to revise the interest rate applicable to the Class B Notes (as defined in the Series 2025-6 Indenture).  In connection with the foregoing, Amendment No. 1 to the Series 2025-6 Indenture, dated as of the Closing Date, between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent, was executed and delivered by the parties thereto.

On the Closing Date, Verizon DPPA True-up Trust (the “True-up Trust”) and Verizon ABS II LLC (the “Depositor”) entered into a Transfer Agreement, dated as of the Closing Date, pursuant to which the True-Up Trust will transfer (i) the Class B Notes (as defined in the Indenture, dated as of January 26, 2023, between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent), (ii) the Class B Notes (as defined in the Indenture, dated as of September 18, 2024, between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent) and (iii) the Class B Notes (as defined in the Series 2025-6 Indenture), for the acquisition price set forth therein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1(1)
Underwriting Agreement, dated as of July 25, 2025, among the Depositor, Cellco Partnership d/b/a Verizon Wireless (“Cellco”) and RBC Capital Markets, as the underwriter, with respect to the Series 2023-1 Class B Notes.

1.2(1)	Underwriting Agreement, dated as of July 25, 2025, among the Depositor, Cellco and RBC Capital Markets, as the underwriter, with respect to the Series 2024-6 Class B Notes.

4.1(2)
Master Collateral Agency and Intercreditor Agreement, dated as of May 25, 2021, among the Trust, U.S. Bank National Association, as master collateral agent (the “Master Collateral Agent”), Cellco, as servicer, and the creditor representatives from time to time party thereto.

4.2(3)	Indenture, dated as of January 26, 2023, between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent.

4.3(4)	Indenture, dated as of September 18, 2024, between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent.

10.1(2)	Amended and Restated Trust Agreement, dated as of May 25, 2021, between the Depositor and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”).

10.2(2)	Originator Receivables Transfer Agreement, dated as of May 25, 2021, between the originators party thereto from time to time and the Depositor.

10.3(2)	Additional Transferor Receivables Transfer Agreement, dated as of May 25, 2021, among Verizon DPPA Master Trust, Cellco, as servicer, and the Depositor.

10.4(2)	Transfer and Servicing Agreement, dated as of May 25, 2021, among the Trust, the Depositor and Cellco, as servicer, marketing agent and custodian.

10.5(2)	Administration Agreement, dated as of May 25, 2021, between the Trust and Cellco, as administrator.

10.6(2)	Account Control Agreement, dated as of May 25, 2021, among the Trust, as grantor, U.S. Bank National Association, as secured party, and U.S. Bank National Association, as financial institution.

10.7.1(3)
Series 2023-1 Account Control Agreement, dated as of January 26, 2023, among the Trust, as grantor, U.S. Bank Trust Company, National Association, as secured party, and U.S. Bank National Association, as financial institution.

10.7.2(4)
Series 2024-6 Account Control Agreement, dated as of September 18, 2024, among the Trust, as grantor, U.S. Bank Trust Company, National Association, as secured party, and U.S. Bank National Association, as financial institution.

10.8(2)	Parent Support Agreement, dated as of May 25, 2021, by Verizon Communications Inc. and accepted and acknowledged by the Depositor, the Trust and the Master Collateral Agent.

10.9(5)	Second Amended and Restated Asset Representations Review Agreement, dated as of April 23, 2024, among the Trust, Cellco, as servicer, and Pentalpha Surveillance LLC, as asset representations reviewer.

10.10	Transfer Agreement, dated as of July 31, 2025, between the Depositor and the True-up Trust.

36.1(1)	Depositor Certification, dated July 25, 2025, for shelf offerings of asset-backed securities, with respect to the 2023-1 Class B Notes.

36.2(1)	Depositor Certification, dated July 25, 2025, for shelf offerings of asset-backed securities, with respect to the 2024-6 Class B Notes.

99.1(6)
Omnibus Amendment No. 1 to the Master Collateral Agency and Intercreditor Agreement, the Originator Receivables Transfer Agreement, the Additional Transferor Receivables Transfer Agreement and the Transfer and Servicing Agreement, dated as of November 4, 2021, among the Trust, the Master Collateral Agent, the originators then party to the Originator Receivables Transfer Agreement, the Depositor, Verizon DPPA Master Trust, and Cellco, as servicer, marketing agent, custodian and administrator.

99.2(7)
Omnibus Amendment No. 2 to the Master Collateral Agency and Intercreditor Agreement and the Amended and Restated Trust Agreement, dated as of August 11, 2022, among the Trust, U.S. Bank National Association, as master collateral agent, Wilmington Trust, National Association, as owner trustee, Verizon DPPA True-up Trust, Verizon ABS II LLC and Cellco Partnership d/b/a Verizon Wireless.

99.3(8)	Amendment No. 2 to the Additional Transferor Receivables Transfer Agreement, dated as of December 22, 2023, among Verizon DPPA Master Trust, Cellco, as servicer, and the Depositor.

99.4(9)	Amendment No. 3 to the Master Collateral Agency and Intercreditor Agreement, dated as of August 30, 2024, among the Trust, the Master Collateral Agent and Cellco, as administrator.

99.5(10)
Amendment No. 2 to the Amended and Restated Trust Agreement, dated as of June 20, 2025, among the Depositor, the Owner Trustee, Verizon DPPA True-up Trust and Cellco, as administrator of the Trust and as custodian of Verizon DPPA True-up Trust, and consented to by Royal Bank of Canada.

99.6	Amendment No. 1 to the Indenture (Series 2025-6), dated as of July 31, 2025, between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee and note paying agent.
_________
(1) Previously filed on Form 8-K on July 29, 2025.
(2) Previously filed on Form 8-K on May 25, 2021.
(3) Previously filed on Form 8-K on January 26, 2023.
(4) Previously filed on Form 8-K on September 18, 2024.
(5) Previously filed on Form 8-K on June 20, 2025.
(6) Previously filed on Form 8-K on November 4, 2021.
(7) Previously filed on Form 8-K on August 11, 2022.
(8) Previously filed on Form 8-K on December 22, 2023.
(9) Previously filed on Form 8-K on September 3, 2024.
(10) Previously filed on Form 8-K on June 20, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON ABS II LLC

By:	/s/ Jon Ransegnola
	Name:	Jon Ransegnola
	Title:	Assistant Treasurer

Date:  July 31, 2025